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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 4, 2000
                                (Date of Report)


                                 TIMELINE, INC.
                (Name of Registrant as Specified in its Charter)


        STATE OF WASHINGTON             1-13524                 91-1590734
  (State or Other Jurisdiction    Commission File Number      (IRS Employer
       of Incorporation                                   Identification Number)

                        3055 112TH AVENUE N.E., SUITE 106
                           BELLEVUE, WASHINGTON 98004
                    (Address of Principal Executive Offices)


                                 (425) 822-3140
                               (Telephone Number)







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ITEM 2. ACQUISITION OF ASSETS

On December 4, 2000, Timeline, Inc. successfully closed its acquisition of WorkWise(R) Software, Inc., a Delaware corporation, in exchange for 250,000 shares of Timeline common stock. The transaction was effected by purchasing all of the outstanding shares of stock in WorkWise, held by Oralis.com, Inc., a private company, and as a result of the transaction, WorkWise became a wholly-owned subsidiary of Timeline. In conjunction with the acquisition, Timeline agreed to distribute 25,000 of the 250,000 shares of its common stock directly to certain WorkWise employees who agreed to accept employment with Timeline. The consideration paid for the acquisition was based on the fair value of WorkWise, as determined by Timeline's Board of Directors.

WorkWise is a developer of software applications and owns the rights to the software products Business Alerts(TM) and Data Agent Server(TM). Business Alerts(TM) consists of a software program that monitors data base fields for change. When a change is detected, a notice is sent out to the named party. Data Agent Server(TM) operates in a similar manner except that a change in a monitored data base field can trigger the software programs to be instituted. Additionally, WorkWise owns the trademarks of Business Alerts(TM), Data Agent Server(TM) and WorkWise(R). WorkWise currently licenses its software products and applications through OEM partners and direct sales channels. Timeline expects to continue to license the WorkWise products on a stand-alone basis, as well as bundled with one or more of Timeline's products. As a result of the acquisition, Timeline hired five employees of WorkWise.

Under the stock purchase agreement, Timeline has agreed to file a registration statement with the SEC to register the 225,000 shares issued to Oralis.com, and to use its best efforts for the registration statement to be effective within six months after closing.

A copy of the definitive stock purchase agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Timeline issued a press release on December 1, 2000, announcing the signing of the acquisition agreement. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial statements of business acquired.

               Financial statements of WorkWise Software, Inc. are not included in the Current Report on Form 8-K, and will be filed by an amendment to this Form 8-K within 60 days from the date hereof.

        (b)    Pro Forma Financial Information.

               Pro forma financial information for the acquisition of WorkWise Software, Inc. is not included in this Current Report on Form 8-K, and will be filed by an amendment to this Form 8-K within 60 days from the date hereof.

        (c)    Exhibits.

               Number        Description
               ------        -----------

               99.1 Stock Purchase Agreement, dated as of December 1, 2000, by and among Timeline, Inc. and Oralis.com, Inc.

               99.2 Company press release dated December 1, 2000: "Timeline Acquires WorkWise Software, Inc. in Stock Transaction"

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                                   SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, dated as of December 18, 2000.

                                    TIMELINE, INC.



                                    By:      /s/ Charles R. Osenbaugh
                                        ----------------------------------------
                                        Charles R. Osenbaugh
                                        Chief Executive Officer